UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 306-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

On August 13, 2010, Radio One, Inc. (the “Company”) and its subsidiaries executed an amendment (the “Amendment”) to that certain forbearance agreement dated July 15, 2010 (the “Forbearance Agreement”) with Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, National Association), as administrative agent (the “Agent”), and financial institutions constituting the majority of outstanding loans and commitments (the “Required Lenders”) under its senior credit facility (the “Senior Credit Facility”), relating to certain existing defaults and events of default under the Senior Credit Facility.   Pursuant to the Amendment to Forbearance Agreement, the Agent and Required Lenders agreed to further forbear until September 10, 2010, subject to certain conditions,  from exercising certain rights and remedies under the loan documents arising as a result of a default of the maximum total leverage covenant, an anticipated default related to the restatement of its financials for the fiscal year ended December 31, 2009, a default of the requirement to provide written notice of such defaults, and certain other defaults and events of default caused by the foregoing defaults.  The Amendment is attached hereto as Exhibit 99.1 and incorporated by reference.  The material terms of the Amendment, in summary form, include the following:

▪ the term “Forbearance Termination Date” was revised to mean the earliest to occur of (i) 5:00 p.m. (Eastern time) on September 10, 2010, (ii) the date on which a forbearance default occurs, (iii) the failure of the Company to deliver any 13-week cash flow projection and such failure continues for more than one day, (iv) the failure of the Borrower to engage a restructuring advisor, (v) the failure of the Company and certain of its advisors to meet with the agent and certain of the lenders pursuant to the terms of the Amendment, (vi) the occurrence of a default or an event of default other than the existing defaults and (vii) the date of the breach by any loan party of any other representation, warranty, covenant, or agreement contained herein in any material respect;

▪ on or before August 18, 2010, the Borrower shall retain a restructuring advisor reasonably acceptable to the Agent; and

▪ on or before August 27, 2010, the Borrower’s management team, its Restructuring Advisor and Rothschild Inc., as the Borrower’s financial advisor shall attend an in-person meeting with the Agent.

This summary of the Amendment is qualified in its entirety by reference to the text of the Amendment attached hereto as Exhibit 99.1.

ITEM 2.02.  Results of Operations and Financial Condition.

                On August 17, 2010, Radio One, Inc. (the “Company”) issued a press release setting forth the results for its second quarter ended June 30, 2010.  A copy of the press release is attached as Exhibit 99.2.

ITEM 8.01.  Other Events.

As noted above and as previously disclosed in the Company’s Current Report on Form 8-K, filed with the Commission on July 16, 2010, on July 15, 2010, the Company executed the Forbearance Agreement.  Under the Forbearance Agreement, as amended, the Agent and the Required Lenders maintained the right to deliver “payment blockage notices” to the trustees for the holders of the 8 7/8% Senior Subordinated Notes due 2011 (“2011 Notes”) and/or the 6 3/8% Senior Subordinated Notes due 2013 (“2013 Notes”).

On August 5, 2010, the Agent delivered a payment blockage notice to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the indenture governing the 2013 Notes (the “Indenture”).  Under the terms of the Indenture, neither the Company nor any of its guaranteeing subsidiaries may make any payment or distribution of any kind or character in respect of obligations under the 2013 Notes, including, without limitation, the interest payment to the noteholders scheduled for August 15, 2010.  The Indenture permits a 30-day grace period for the nonpayment of interest before such nonpayment constitutes an event of default, in which case the Trustee or holders of at least 25% in principal amount of the then outstanding 2013 Notes may declare the principal amount, and accrued and unpaid interest on all outstanding 2013 Notes to be due and payable immediately.

The lenders under the Senior Credit Facility have not accelerated the indebtedness thereunder and the Company continues to actively pursue various financing alternatives with its lenders and the members of an ad hoc group of the holders of its 2011 Notes and 2013 Notes.

The Company also filed a Notification of Late Filing on Form 12b-25 with respect to its Quarterly Report on Form 10-Q for the period ended June 30, 2010.  As previously disclosed in its Current Report on Form 8-K filed July 28, 2010 (the “Restatement Announcement”), the Company is in the process of restating its consolidated financial statements for the years ended December 31, 2009, 2008 and 2007 (the “Annual Restatement Periods”) and for each quarterly financial reporting period from January 1, 2009 through March 31, 2010 (the “Quarterly Restatement Periods”). The Company is working diligently to complete the restatement and its consolidated financial statements for the Annual Restatement Periods and for the Quarterly Restatement Periods.  However, the Company is unable to complete this process and file its Form 10-Q for the quarter ended June 30, 2010 on or before the prescribed due date of August 16, 2010.   The Company anticipates filing the Form 10-Q for the period ending June 30, 2010 by the extended deadline of August 23, 2010 (the five day extension would fall on Saturday August 21, 2010, a day on which the Securities and Exchange Commission (the “SEC”) is closed, thus, the extended deadline becomes August 23, 2010, the next business day that the SEC is open).

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Amendment to Forbearance Agreement, by and among the Company, Wells Fargo Bank, N.A. and certain of the Company’s lenders

99.2	Press release dated August 17, 2010: Radio One, Inc. Reports Second Quarter Results.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements represent management’s current expectations and are based upon information available to the Company at the time of this Form 8-K. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company’s control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company’s reports on Forms 10-K, and 10-Q and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         RADIO ONE, INC.

Date: August 17, 2010                                                                              By: /s/ Peter D. Thompson
             Peter D. Thompson
          Chief Financial Officer